UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  November 17, 2005
                                                      -------------------

                             AGU Entertainment Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        005-79752                                       84-1557072
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(Commission File Number)                     (IRS Employer Identification No.)


  1451 West Cypress Creek Road, Suite 300,  Ft.Lauderdale, Fl          33309
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         (Address of Principal Executive Offices)                   (Zip Code)

                                 (954) 714-8100
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

      This document may include a number of "forward-looking statements" as that term is defined in Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance and include statements regarding management's intent, belief or current expectations, which are based upon assumptions about future conditions that may prove to be inaccurate. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, involve risk and uncertainties, and that as a result, actual results may differ materially from those contemplated by such forward-looking statements. Such risks include, among other things, the volatile and competitive markets in which we operate, our limited operating history, our limited financial resources, our ability to manage our growth and the lack of an established trading market for our securities. When considering forward-looking statements, readers are urged to carefully review and consider the various disclosures, including risk factors and their cautionary statements, made by us in this document and in our reports filed with the Securities and Exchange Commission.

Item 1.01         Entry into a Material Definitive Agreement.

      As previously disclosed by AGU Entertainment Corp. (the "Company") on its Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on September 8, 2005, the Company entered into an agreement for purchase and sale, dated as of August 29, 2005 (the "Agreement for Purchase and Sale"), with Tarragon South Development Corp. ("Tarragon") pursuant to which the Company agreed to sell and Tarragon agreed to buy the Company's property located at 3200 West Oakland Park Boulevard in Lauderdale Lakes, Florida (the "Lauderdale Property"). In connection with the Agreement for Purchase and Sale, on September 1, 2005, the Company and Tarragon also entered into a side letter, dated August 29, 2005, pursuant to which Tarragon agreed to loan $2.5 million (the "Loan") to the Company. On October 21, 2005, the Company issued a promissory note, dated October 21, 2005, in the aggregate principal amount of $2.5 million to Tarragon and received cash in the amount of $1.5 million from Tarragon with the remainder of the loan funds to be dispersed upon the Company's completion of a lien search. The Company received the remaining $1.0 million, or third tranche of the Loan, from Tarragon on November 17, 2005.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         See the disclosure above under Item 1.01.

Item 8.01         Other Events.

Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2005

      On November 15, 2005, the Company filed with the SEC a Notification of Late Filing on Form 12b-25 (the "Form 12b-25") relating to the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2005 (the "Form 10-QSB"). In the Form 12b-25, the Company disclosed that it would be unable to file the Form 10-QSB within the prescribed period of time due to the effects of Hurricane Wilma on the Company's executive offices and its impact on the Company's employees, and that it would use reasonable efforts to file the Form 10-QSB no later today, November 21, 2005. However, at this time, the Company is still unable to file the Form 10-QSB for the reasons stated in the Form 12b-25. The Company will use all reasonable efforts to file the Form 10-QSB as soon as practicable.

Lauderdale Property

      On October 24, 2005, the Lauderdale Property was significantly damaged by Hurricane Wilma. As a result, the Company had to relocate its principal executive offices to another location in the southern Florida area. The current address of the Company's principal executive offices is 1451 West Cypress Creek Road, Suite 300, Ft. Lauderdale, Florida 33309. The Company's telephone number at this location is (954) 714-8100.

      The Company believes the damage to the property will not impact the sale to Tarragon. For additional information on the possible impact to the Company, see Exhibits 10.2 and 10.8 to the Company's Current Report on Form 8-K filed on December 29, 2004, Exhibit 10.8 to the Company's Current Report on Form 8-K filed on October 27, 2005 and Exhibit 10.1 hereto.

Item 9.01         Financial Statements and Exhibits.

(c) Exhibits.

10.1 Agreement for Purchase and Sale, dated as of August 29, 2005, by and between AGU Entertainment Corp. and Tarragon South Development Corp. (includes the Side Letter).

10.2 Promissory Note, dated October 21, 2005, issued by AGU Entertainment Corp. to Tarragon South Development Corp. (incorporated by reference to the Company's Current Report on Form 8-K filed on October 27, 2005).

10.3 Easement Search Letter, dated October 21, 2005 (incorporated by reference to the Company's Current Report on Form 8-K filed on October 27, 2005).

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 23, 2005               AGU ENTERTAINMENT CORP.


                                         By: /s/ John W. Poling
                                             ----------------------------
                                         Name: John W. Poling
                                         Title:  Chief Financial Officer

                                  Exhibit Index

Exhibit No. Description
----------  -----------

10.1 Agreement for Purchase and Sale, dated as of August 29, 2005, by and between AGU Entertainment Corp. and Tarragon South Development Corp. (includes the Side Letter).

10.2 Promissory Note, dated October 21, 2005, issued by AGU Entertainment Corp. to Tarragon South Development Corp. (incorporated by reference to the Company's Current Report on Form 8-K filed on October 27,
            2005).

10.3 Easement Search Letter, dated October 21, 2005 (incorporated by reference to the Company's Current Report on Form 8-K filed on October 27, 2005).